UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2021

Fintech Ecosystem Development Corp.

(Exact name of registrant as specified in charter)

Delaware	001-40914	86-2438985
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

100 Springhouse Drive, Suite 204 Collegeville, PA		19426
(Address of principal executive offices)		(Zip Code)

(610) 226-8101

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one right and one-half of one redeemable warrant	FEXDU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FEXD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FEXDW	The Nasdaq Stock Market LLC
Rights included as part of the units	FEXDR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

On November 3, 2021, Fintech Ecosystem Development Corp. (the “Company”) amended and restated, effective as of September 30, 2021, its Promissory Note (the “Note”), dated March 8, 2021, in the principal amount up to $400,000 to the Company’s sponsor, Revofast LLC (the “Sponsor”), pursuant to which the Maturity Date of the Note is amended as follows: fifty percent (50%) of all amounts outstanding under the Note shall be payable by the Company on November 18, 2021 and the balance of all amounts outstanding under the Note shall be payable by the Company on December 18, 2021. As of date hereof, approximately $76,028 remains outstanding under the amended and restated Note.

Item 8.01	Other Events.

As previously reported, on October 21, 2021, the Company consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”), including the issuance of 1,500,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), one right (“Right”), with each Right entitling the holder to receive one-tenth (1/10) of one share of Class A Common Stock, and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 3,900,250 Warrants (the “Private Placement Warrants”) to the Sponsor, at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $3,900,250.

A total of $116,150,000, comprised of $113,226,600 of proceeds from the IPO and $2,923,400 of proceeds from the sale of the Private Placement Warrants, which amount includes $3,737,500 of the underwriters’ deferred discount, was placed in a U.S.-based trust account at Morgan Stanley Wealth Management, maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of October 21, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the private placements of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.1	Amended and Restated Promissory Note.

99.1	Audited Balance Sheet, dated as of October 21, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fintech Ecosystem Development Corp.

Date: November 5, 2021	By:	/s/ Saiful Khandaker
	Name:	Saiful Khandaker
	Title:	Chief Executive Officer